INCOME
                                                              OPPORTUNITIES
                                                              FUND 1999, INC.

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              June 30, 1998

                      INCOME OPPORTUNITIES FUND 1999, INC.

The Benefits and
Risks of
Leveraging

Income Opportunities Fund 1999, Inc. is authorized to borrow funds and utilize leverage in amounts not exceeding 331 1/43% of its total assets (including the amount borrowed). The Fund's ability to leverage creates an opportunity for increased net income, but, at the same time, creates special risks. The Fund will only borrow or use leverage when the Investment Adviser believes that it will benefit the Fund. To the extent that the income derived from securities purchased with borrowed funds exceeds the cost of borrowing, the Fund's net income will be greater than if borrowing had not been used.

Conversely, if the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders. In this case, the Fund may nevertheless maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.

                             Income Opportunities Fund 1999, Inc., June 30, 1998

DEAR SHAREHOLDER

For the six months ended June 30, 1998, Income Opportunities Fund 1999, Inc. earned $0.296 per share income dividends, which included earned and unpaid dividends of $0.046 per share. This represents a net annualized yield of 6.03%, based on a month-end net asset value of $9.90 per share. Over the same period, the Fund's total investment return was +2.72%, based on a change in per share net asset value from $9.89 to $9.90, and assuming reinvestment of $0.250 per share income dividends.

Economic Environment

The US economy continued to expand at an above-trend pace for the six months ended June 30, 1998. Despite declining export growth and a relatively high real interest rate environment, gross domestic product (GDP) rose 5.4% in the first quarter of 1998, marking the sixth consecutive quarter that the annualized growth rate of GDP has exceeded 3.0%. Consumer spending, which has more than offset the trade drag resulting from the Asian financial crisis, rose 6.1% in the first quarter and has been largely responsible for the strong showing of the US economy. Nonetheless, despite continued overall economic strength, the Federal Reserve Board refrained from raising interest rates during the period.

Two fundamental catalysts contributing to the surge in consumer spending have been the strength of the job market and the strength of the US equity market. With an average gain of 243,000 new jobs per month through the first six months of 1998, employment growth in the United States remains strong. As a result, the unemployment rate has fallen to a 28-year low of 4.3%. More important, labor costs continue to trend upward. Average hourly earnings rose 4.1% over the 12 months ended June 30, 1998 (the highest year-over-year pace in the current economic expansion) and well above the current rate of inflation. Consumer spending has also been influenced by the strength of the US stock market. In the three years since December 1994, the overall net wealth of US households has risen 38% in response to the climb of equity prices. As a result, US households are spending more and saving less of their personal income, while still seeing their overall net wealth increase.

The strength of consumer demand has carried over to other sectors of the economy as well. Reflecting a confluence of favorable factors (low mortgage rates, strong income growth and high consumer confidence), housing remains exceptionally strong. New housing starts rose to an annualized 1.58 million-unit rate in the first quarter of 1998, the fastest pace in ten years. In addition, both new and existing home sales are currently at or near record levels. Despite rising wage growth and strong domestic demand, the lack of corporate pricing power has kept inflation subdued. During the 12-month period ended June 30, 1998, the consumer price index rose just 1.7%, while the producer price index fell 0.8%.

Although the Asian crisis should continue to hamper export growth and act as a drag on GDP, we do not expect consumer spending to slow significantly in the second half of 1998, barring a major stock market correction. Since domestic demand accounts for nearly two-thirds of GDP, we expect economic growth to remain moderately strong throughout 1998. Meanwhile, should labor markets tighten further, the current benign inflationary environment could be threatened by escalating wage pressures. Consequently, we believe that the risk of a tightening in monetary policy by the Federal Reserve Board has increased and that interest rates could rise in the near term.

Portfolio Matters

At the meeting of the Fund's Board of Directors held on July 9, 1997, a dividend increase of 75 basis points (0.75%) was approved, which raised the dividend of Income Opportunities Fund 1999, Inc. shares from 5.25% to 6.00%, based on the original offering price of $10.00 per share. To a large extent that increase was a result of slow prepayment speeds which increased the yields on many of the Fund's collateralized mortgage obligations. In addition, we had collected sizeable prepayment penalties on many commercial mortgage securities.

However, one year later the environment is quite different. Interest rates are lower by over 100 basis points, as measured by the ten-year Treasury note. Mortgage prepayments have soared as the MBA Mortgage Refinance Index has recently hit an all-time high. Yet our borrowing costs have remained high as the Federal Reserve Board has kept short-term interest rates high in an effort to slow the robust economic growth. For example, the one month London Interbank Offered Rate ended the month of June at 5.66%, just 3 basis points lower from a year earlier. These events, coupled with a portfolio structured with the shorter time horizon in mind, necessitate a modest reduction in the dividend rate. Therefore, effective with the July 1998 distribution, the annualized distribution rate will be 5.50%.

Our primary investment strategy continues to focus on seeking to return $10.00 per share net asset value upon the Fund's maturity. As such, our portfolio structure and dividend policy at this time are in keeping with that goal at the Fund's termination date.

In Conclusion

We thank you for your continued investment in Income Opportunities Fund 1999, Inc., and we look forward to discussing our outlook and strategy with you in our next report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Gregory Mark Maunz

Gregory Mark Maunz
Senior Vice President and
Portfolio Manager

August 6, 1998

Officers and
Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian and Transfer Agent

The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol
IOF


                                      2 & 3

                             Income Opportunities Fund 1999, Inc., June 30, 1998

SCHEDULE OF INVESTMENTS

 S&P     Moody's      Face                                                                                      Value    Percent of
Rating   Rating      Amount                            Issue                                     Cost         (Note 1a)  Net Assets
====================================================================================================================================
Adjustable Rate+
Mortgage-Backed
Obligations*--
London Interbank
Offered Rate
Indexed Obligations

                                  DLJ Commercial Mortgage Corp.++++++:
NR++      Aaa    $  7,991,029       98-STFA-A1, 5.97% due 2/08/2000                         $  7,991,029    $  8,006,012    1.9%
NR++      Aa2       4,000,000       98-STFA-A2, 6.12% due 10/08/2000                           4,000,000       4,007,500    0.9
NR++      A2        5,000,000       98-STFA-A3, 6.32% due 12/08/2000                           5,006,204       5,009,375    1.2
NR++      Baa2      3,300,000       98-STFA-B1, 6.63% due 12/08/2000                           3,300,000       3,306,187    0.8
NR++      AA@@      8,638,282     Homart Pooled Asset Finance Trust Corporation, CMO***
                                  93-A2, 6.80% due 12/29/2001++++++                            8,638,282       8,659,878    2.0
AA+       Aaa       2,834,862     Sears Mortgage Securities Corporation, REMIC**
                                  92-18B-A2, 7.506% due 9/25/2022                              2,894,546       2,887,309    0.7
------------------------------------------------------------------------------------------------------------------------------------
                                  Total Investments in Adjustable Rate
                                  Mortgage-Backed Obligations--London
                                  Interbank Offered Rate Indexed Obligations                  31,830,061      31,876,261    7.5
====================================================================================================================================
Fixed Rate
Mortgage-Backed
Obligations*

                                  American Southwest Financial Securities Corp.:
A-        NR++        651,824       94-1-A1, 5.50% due 6/02/1999(7)                              646,936         647,140    0.1
AAA@@@    Aaa      17,090,180       95-C1-A1A, 7.30% due 10/17/2001 (b)                       17,395,207      17,319,829    4.1
NR++      AA@@      6,500,000     Blackrock Capital Finance L.P., CMO*** 96-C2-B,
                                  7.788% due 11/15/2026++++++(a)                               6,537,129       6,502,990    1.5
AAA       AAA@@         4,355     CMC Securities Corporation, REMIC** 93-B2,
                                  11% due 4/25/2023 (a)                                            4,355           4,355    0.0
NR++      A2       10,000,000     CS First Boston Mortgage Securities Corp., 98-FL1-D,
                                  6.156% due 12/10/2000                                       10,000,000      10,000,000    2.4
                                  Federal Home Loan Mortgage Corporation, Pool:
NR++      NR++        888,023       #G50191, 5% due 6/01/1999                                    873,038         884,138    0.2
NR++      NR++        179,240       #G50200, 5% due 6/01/1999                                    176,215         178,182    0.0
NR++      NR++        219,789       #L73244, 5.50% due 8/01/2000                                 216,149         217,554    0.1
NR++      NR++     14,239,815       #W00058, 6.925% due 6/01/2001 (1)                         14,368,520      14,155,266    3.3
                                  Federal Home Loan Mortgage Corporation, REMIC**:
NR++      NR++        844,178       1341-G, 7% due 12/15/2003 (a)                                846,745         842,853    0.2
NR++      NR++      5,642,600       1784-PD, 7% due 9/15/2014 (1)(a)                           5,635,547       5,670,136    1.3
NR++      NR++     10,318,000       1923-PC, 6.25% due 12/15/2014 (1)(b)                      10,251,900      10,308,301    2.4
NR++      NR++      1,500,000       G-13-PG, 6% due 7/25/2016 (1)(b)                           1,477,969       1,498,125    0.4
NR++      NR++      5,500,000       G-29-P, 7% due 2/25/2018 (1)(b)                            5,559,695       5,570,455    1.3
NR++      NR++      9,000,000       1747-E, 7.25% due 1/15/2019 (1)(b)                         9,123,787       9,095,580    2.1
NR++      NR++      5,000,000       1751-PE, 7.625% due 7/15/2019 (1)(b)                       5,077,445       5,059,350    1.2
                                  Federal National Mortgage Association, Pool:
NR++      NR++      1,249,669       #50671, 6% due 12/01/1999                                  1,237,367       1,246,182    0.3
NR++      NR++     28,878,839       #80306, 8% due 3/01/2000 (1)                              29,216,798      29,137,882    6.9
NR++      NR++        213,820       #209622, 5.50% due 4/01/2000                                 209,209         212,233    0.0
NR++      NR++      1,959,816       #124909, 6% due 7/01/2000                                  1,940,524       1,953,173    0.5
NR++      NR++      2,642,924       #50759, 6% due 7/01/2000 (1)                               2,616,908       2,633,965    0.6
NR++      NR++      1,408,439       #50780, 6% due 8/01/2000                                   1,394,575       1,403,665    0.3
NR++      NR++      4,151,390       #160238, 8.18% due 4/01/2001 (1)                           4,217,783       4,310,959    1.0
NR++      NR++      7,360,000       #73643, 6.88% due 9/01/2001 (1)                            7,291,000       7,345,295    1.7
                                  Federal National Mortgage Association, REMIC**:
NR++      NR++      8,090,822       94-M2-A, 6.625% due 2/25/2001                              7,977,045       8,146,446    1.9
NR++      NR++     16,600,000       97-67-PC, 6.25% due 3/18/2005 (1)(b)                      16,594,164      16,620,750    3.9
NR++      NR++      8,979,139       92-44-G, 7.25% due 10/25/2005 (1)(a)                       9,066,461       9,041,993    2.1
NR++      NR++     10,826,779       94-M3-B, 7.71% due 4/25/2006 (1)                          11,100,955      11,009,481    2.6
NR++      NR++      3,283,771       94-M5-A, 8.40% due 2/25/2009                               3,342,387       3,369,970    0.8
NR++      NR++      5,067,170       G93-16-E, 5% due 11/25/2015 (1)(a)                         4,652,260       5,019,639    1.2
NR++      NR++      3,645,236       G93-20-PE, 5.90% due 5/25/2016 (1)(a)                      3,581,444       3,636,122    0.9
NR++      NR++      6,901,043       G93-19-E, 5% due 3/25/2017 (1)(a)                          6,725,821       6,851,424    1.6
NR++      NR++      5,000,000       97-7-PK, 6.50% due 10/18/2017 (1)(b)                       5,004,594       5,017,335    1.2
AAA       Aaa      15,000,000     Ford Credit Auto Owner Trust, 98-B-A3, 5.85%
                                  due 10/15/2001                                              14,992,969      15,000,000    3.5
                                  GE Capital Mortgage Services, Inc., REMIC** (b):
AAA       AAA@@    11,138,000       95-9-A3, 6.375% due 11/25/2025                            11,037,062      11,126,706    2.6
AAA       AAA@@    17,772,554       98-9-A1, 6.50% due 6/25/2028                              17,821,363      17,844,755    4.2
                                  Kidder Peabody Acceptance Corp., REMIC** (b):
AA        AA+@@     4,000,000       94-C1-B, 6.85% due 2/01/2006                               4,041,635       3,987,500    0.9
NR++      A+@@      8,000,000       94-C1-C, 7% due 2/01/2006                                  8,087,728       8,055,000    1.9
A         A2        6,000,000     NationsBank Credit Card Master Trust, 95-1-B, 6.625%
                                  due 4/15/2003 (b)                                            6,077,099       6,063,720    1.4
                                  PNC Mortgage Securities Corp., CMO***:
AAA       Aaa      23,985,474       97-6-A1, 6.49% due 10/25/2026 (b)                         23,982,476      24,037,942    5.7
AAA       AAA@@@    5,000,000       98-6-1A3, 6.40% due 9/25/2028                              5,010,756       5,010,937    1.2
                                  Prudential Home Mortgage Securities Company, Inc.,
                                  REMIC**:
AAA@@     Aaa       4,889,756       92-36-A8, 6.50% due 11/25/1999                             4,811,825       4,880,563    1.1
AAA@@     Aaa      16,800,000       93-40-A3, 6.50% due 10/25/2023 (b)                        16,485,000      16,807,728    4.0
                                  Resolution Trust Corporation, REMIC**:
A+@@@     A2        3,629,301       92-C7-B, 7.15% due 6/25/2023 (a)                           3,662,440       3,637,240    0.9
AA-@@@    A2       15,131,608       92-C6-B, 7.70% due 7/25/2024 (a)                          15,252,056      15,183,623    3.6
AA        AA+@@@    4,277,689       93-C2-B, 7.75% due 3/25/2025 (b)                           4,311,761       4,269,668    1.0
AA++      Aa2      30,350,000     Town & Country Funding Corporation, CMO***,
                                  5.85% due 8/15/1998                                         30,144,266      30,305,234    7.1
AAA       AAA@@@   43,135,000     Vornado Finance Corp., CMO***, 6.36% due
                                  12/01/2000++++++                                            39,205,137      42,973,244   10.1
NR++      A3        5,000,000     World Omni Automobile Lease Securitization Corp.,
                                  97-B-B, 6.46% due 11/25/2003++++++(b)                        5,020,729       5,006,250    1.2
------------------------------------------------------------------------------------------------------------------------------------
                                  Total Investments in Fixed Rate
                                  Mortgage-Backed Obligations                                414,304,234     419,100,878   98.5
====================================================================================================================================
Derivative
Mortgage-Backed
Obligations*--
Interest Only (3)

AAA@@@    Aaa     46,713,158      American Southwest Financial Securities Corp.,
                                  REMIC** 95-C1-S1A, 2.575% due 10/17/2001                     2,730,153       2,452,441    0.6
                                  Federal Home Loan Mortgage Corporation, REMIC**:
NR++      NR++     1,651,126        G-24-IA, 6.50% due 8/25/2013 (a)                              38,752          38,777    0.0
NR++      NR++     3,210,184        1523-PH, 6.50% due 2/15/2018 (b)                             308,286         286,525    0.1
AAA@@@    Aaa      7,014,162      Mortgage Capital Funding Inc., REMIC** 94-MCI-I1,
                                  0.865% due 6/25/2019                                           120,826         109,421    0.0
                                                                                             -----------     -----------  -----
                                                                                               3,198,017       2,887,164    0.7
====================================================================================================================================


                                      4 & 5

                             Income Opportunities Fund 1999, Inc., June 30, 1998

SCHEDULE OF INVESTMENTS (concluded)

 S&P     Moody's      Face                                                                                      Value    Percent of
Rating   Rating      Amount                            Issue                                     Cost         (Note 1a)  Net Assets
====================================================================================================================================
Assets
Derivative
Mortgage-Backed
Obligations*--
Inverse Floaters (4)

                                  Federal Home Loan Mortgage Corporation, REMIC**:
NR++      NR++   $ 11,244,405       1453-S, 6.798% due 1/15/2000                            $ 10,285,117    $ 11,370,905    2.7%
NR++      NR++      3,101,660       1516-SC, 4.584% due 6/15/2000                              2,334,968       3,002,835    0.7
NR++      NR++      5,618,048       1516-S, 4.968% due 6/15/2000                               5,194,939       5,480,709    1.3
NR++      NR++      1,605,504       1521-S, 4.86% due 7/15/2000                                1,465,023       1,512,184    0.3
NR++      NR++      5,160,446       1743-S, 5.55% due 8/15/2001                                4,315,423       5,069,462    1.2
NR++      NR++      7,441,155       1765-A-S, 6.792% due 1/15/2002                             6,166,857       7,492,730    1.8
                                  Federal National Mortgage Association, REMIC**:
NR++      NR++      5,003,830       93-81-S, 1.868% due 6/25/2000                              3,366,640       4,648,859    1.1
NR++      NR++      9,580,754       93-123-S, 7.841% due 7/25/2000                            10,093,180       9,664,586    2.3
NR++      NR++     10,000,000       X-169-B, 3.768% due 9/25/2000                              7,650,000       9,439,360    2.2
                                  Prudential Home Mortgage Securities Company, Inc.,
                                  REMIC**:
AAA@@     Aaa       2,449,155       93-59-A6, 2.481% due 12/25/2000                            1,920,291       2,347,618    0.5
AAA@@     Aaa       3,839,444       93-59-A8, 2.959% due 12/25/2000                            3,071,555       3,696,355    0.9
                                                                                            ------------    ------------   ----
                                                                                              55,863,993      63,725,603   15.0
====================================================================================================================================
Derivative
Mortgage-Backed
Obligations*--
Principal Only (5)

                                  Government National Mortgage Association, REMIC**:
NR++      NR++      2,234,104       94-5-PA, 8.034% due 6/16/2012 (2)(a)                       2,172,680       2,158,703    0.5
NR++      NR++      8,552,000       97-16-PB, 7% due 7/20/2019 (b)                             8,678,237       8,578,725    2.0
                                                                                            ------------    ------------   ----
                                                                                              10,850,917      10,737,428    2.5
------------------------------------------------------------------------------------------------------------------------------------
                                  Total Investments in Derivative
                                  Mortgage-Backed Obligations                                 69,912,927      77,350,195   18.2
====================================================================================================================================
                                  Total Investments in Mortgage-Backed Obligations           516,047,222     528,327,334  124.2
====================================================================================================================================
US Government
Obligations

                                  US Treasury Notes & Bonds:
AAA       Aaa      26,300,000       5.375% due 1/31/2000                                      26,234,250      26,234,250    6.2
AAA       Aaa      10,000,000       5.50% due 3/31/2000 (1)                                    9,993,201       9,996,900    2.3
AAA       Aaa       5,000,000       5.50% due 4/15/2000 (1)                                    4,891,406       4,998,450    1.2
------------------------------------------------------------------------------------------------------------------------------------
                                  Total Investments in US Government Obligations              41,118,857      41,229,600    9.7
------------------------------------------------------------------------------------------------------------------------------------
Short-Term
Securities

Repurchase            941,000     Nikko Securities International, Inc., purchased
Agreements++++                    on 6/30/1998 to yield 5.80% to 7/01/1998                       941,000         941,000    0.2
------------------------------------------------------------------------------------------------------------------------------------
                                  Total Investments in Repurchase Agreements                     941,000         941,000    0.2
------------------------------------------------------------------------------------------------------------------------------------
US Government          75,000     US Treasury Bills, 4.94% due 7/02/1998 (6)                      74,990          74,950    0.0
Obligations++++++++
------------------------------------------------------------------------------------------------------------------------------------
                                  Total Investments in US Government Obligations                  74,990          74,950    0.0
------------------------------------------------------------------------------------------------------------------------------------
                                  Total Investments in Short-Term Securities                   1,015,990       1,015,950    0.2
====================================================================================================================================
                                  Total Investments                                         $558,182,069     570,572,884  134.1
                                                                                            ============
                                  Variation Margin on Financial Futures Contracts++++++++++                       39,662    0.0
                                  Liabilities in Excess of Other Assets                                     (145,262,311) (34.1)
                                                                                                            ------------  -----
                                  Net Assets                                                                $425,350,235  100.0%
                                                                                                            ============  =====
====================================================================================================================================

      Average life estimates are made using realistic prepayment assumptions. Actual maturities could differ from those estimates. Corresponding average life estimates for bonds are as follows:
(a)   Less than 1 year.
(b)   1-3 years.
* Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
** Real Estate Mortgage Investment Conduits (REMICs) are identified by the year created, series issued and the particular tranche.
***   Collateralized Mortgage Obligation (CMO).
@ Adjustable Rate Mortgage-Backed Obligations have coupon rates which reset periodically to reflect changes in a referenced interest rate.
@@    Rating of issue is by Fitch Investors Service.
@@@   Rating of issue is by Duff & Phelps.
(1) Security represents collateral in connection with Reverse Repurchase Agreements (Note 5).
(2)   The interest rate shown represents the approximate yield to maturity.
(3) Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
(4) Instruments with variable or floating interest rates that move in the opposite direction of short-term interest rates.
(5) Represents the principal only portion of a mortgage-backed obligation. Stripped securities are traded on a discount basis and amortized to maturity.
(6) All or portion of the security held as collateral in connection with open financial futures contracts.
(7) Restricted security as to resale. The value of the Fund's investments in restricted securities was approximately $647,000, representing 0.2% of net assets.

--------------------------------------------------------------------------------
                                     Acquisition                      Value
      Issue                             Date             Cost       (Note 1a)
--------------------------------------------------------------------------------
      American Southwest Financial
      Securities Corp., 94-1-A1,
      5.50% due 6/02/1999            11/18/1997      $646,936       $647,140
--------------------------------------------------------------------------------
      Total                                          $646,936       $647,140
                                                     ========       ========
--------------------------------------------------------------------------------

++         Not Rated.
++++ Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
++++++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
++++++++ Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at time of purchase by the Fund.
++++++++++ Financial futures contracts sold as of June 30, 1998 were as follows:

--------------------------------------------------------------------------------
      Number of                         Expiration                 Value
      Contracts    Issue    Exchange       Date               (Notes 1a & 1c)
--------------------------------------------------------------------------------
          65    Eurodollar     CME     December 1998            $15,318,875
          65    Eurodollar     CME      March 1999               15,327,813
          50    Eurodollar     CME       June 1999               11,787,500
--------------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$42,449,313)                       $42,434,188
                                                                ===========
--------------------------------------------------------------------------------

See Notes to Financial Statements.


                                      6 & 7

                             Income Opportunities Fund 1999, Inc., June 30, 1998

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

As of June 30, 1998
=========================================================================================================================
Assets:          Investments, at value (identified cost-$558,182,069) (Note 1a)...                          $ 570,572,884
                 Cash.............................................................                                 49,156
                 Receivables:
                   Securities sold................................................         $ 36,361,352
                   Interest.......................................................            4,283,172
                   Principal paydowns.............................................              123,531
                   Variation margin (Note 1c).....................................               39,662        40,807,717
                                                                                           ------------
                 Prepaid expenses and other assets................................                                 10,220
                                                                                                            -------------
                 Total assets ....................................................                            611,439,977
                                                                                                            -------------
=========================================================================================================================
Liabilities:     Payables:
                   Reverse repurchase agreements (Note 5).........................          148,831,250
                   Securities purchased...........................................           36,149,711
                   Interest expense (Note 5)......................................              654,516
                   Investment adviser (Note 2)....................................              140,154       185,775,631
                                                                                           ------------
                 Accrued expenses and other liabilities...........................                                314,111
                                                                                                            -------------
                 Total liabilities................................................                            186,089,742
                                                                                                            -------------
=========================================================================================================================
Net Assets:      Net assets.......................................................                          $ 425,350,235
                                                                                                            =============
=========================================================================================================================
Capital:         Capital Stock, $0.10 par value, 200,000,000 shares authorized....                           $  4,297,463
                 Paid-in capital in excess of par.................................                            418,392,442
                 Undistributed investment income-net..............................                             16,440,177
                 Accumulated realized capital losses on investments-net (Note 6)..                            (26,185,787)
                 Unrealized appreciation on investments-net.......................                             12,405,940
                                                                                                            -------------
                 Net assets-Equivalent to $9.90 per share based on 42,974,627
                 shares outstanding (market price-$9.625).........................                          $ 425,350,235
                                                                                                            =============
=========================================================================================================================


See Notes to Financial Statements.


STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 1998
=================================================================================================================================
Investment Income        Interest and amortization of premium and discount earned.........                          $  19,143,525
(Note 1e):               Other............................................................                                143,505
                                                                                                                    -------------
                         Total income.....................................................                             19,287,030
                                                                                                                    -------------
=================================================================================================================================
Expenses:                Interest expense (Note 5)........................................         $  5,180,147
                         Investment advisory fees (Note 2)................................              842,769
                         Accounting services (Note 2).....................................               54,926
                         Professional fees................................................               45,976
                         Transfer agent fees..............................................               34,740
                         Custodian fees ..................................................               21,086
                         Directors' fees and expenses.....................................               19,904
                         Printing and shareholder reports ................................               16,890
                         Pricing fees.....................................................                1,799
                         Other............................................................               27,888
                                                                                                   ------------
                         Total expenses...................................................                              6,246,125
                                                                                                                    -------------
                         Investment income-net............................................                             13,040,905
                                                                                                                    -------------
=================================================================================================================================
Realized &               Realized loss on investments-net ................................                             (6,317,775)
Unrealized Gain          Change in unrealized appreciation on investments-net ............                              4,419,293
(Loss) on                                                                                                           -------------
Investments--Net         Net Increase in Net Assets Resulting from Operations ............                          $  11,142,423
(Notes 1c, 1e & 3):                                                                                                 =============
=================================================================================================================================

See Notes to Financial Statements.


                                      8 & 9

                             Income Opportunities Fund 1999, Inc., June 30, 1998

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the          For the
                                                                                               Six Months         Year
                                                                                                  Ended           Ended
                                                                                                 June 30,      December 31,
Increase (Decrease) in Net Assets:                                                                 1998            1997
============================================================================================================================
Operations:         Investment income-net............................................         $ 13,040,905     $  26,369,454
                    Realized gain (loss) on investments-net..........................          (6,317,775)         2,800,039
                    Change in unrealized appreciation on investments-net.............            4,419,293         3,126,168
                                                                                              ------------     -------------
                    Net increase in net assets resulting from operations.............           11,142,423        32,295,661
                                                                                              ------------     -------------
============================================================================================================================
Dividends to        Investment income-net............................................         (10,743,661)       (24,517,484)
Shareholders                                                                                  ------------     -------------
(Note 1f):          Net decrease in net assets resulting from dividends to
                    shareholders ....................................................         (10,743,661)       (24,517,484)
                                                                                              ------------     -------------
============================================================================================================================
Capital Stock       Net decrease in net assets derived from capital stock
Transactions        transactions ....................................................                   --        (8,268,027)
(Note 4):                                                                                     ------------     -------------
============================================================================================================================
Net Assets:         Total increase (decrease) in net assets..........................              398,762          (489,850)
                    Beginning of period..............................................          424,951,473       425,441,323
                                                                                              ------------     -------------
                    End of period*...................................................         $425,350,235     $ 424,951,473
                                                                                              ============     =============
============================================================================================================================
                  * Undistributed investment income-net..............................         $ 16,440,177     $  14,142,933
                                                                                              ============     =============
============================================================================================================================

See Notes to Financial Statements.


STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 1998
=============================================================================================================
Cash Provided by         Net increase in net assets resulting from operations.............      $  11,142,423
Operating Activities:    Adjustments to reconcile net increase in net assets
                         resulting from operations to net cash provided by operating activities:
                           Decrease in receivables........................................            832,606
                           Increase in other assets.......................................            (24,537)
                           Decrease in other liabilities..................................         (1,875,189)
                           Realized and unrealized loss on investments-net................          1,898,482
                           Amortization of premium and discount-net.......................          2,995,835
                                                                                                -------------
                         Net cash provided by operating activities .......................         14,969,620
                                                                                                -------------
=============================================================================================================
Cash Provided by         Proceeds from principal payments and sales of long-term
Investing Activities:    securities ......................................................        259,447,179
                         Purchases of long-term securities ...............................       (203,047,800)
                         Purchases of short-term investments..............................       (565,709,211)
                         Proceeds from sales and maturities of short-term investments.....        566,232,594
                                                                                                -------------
                         Net cash provided by investing activities........................         56,922,762
                                                                                                -------------
=============================================================================================================
Cash Used for            Cash receipts from borrowings....................................         99,266,000
Financing Activities:    Cash payments on borrowings                                             (158,152,750)
                         Dividends paid to shareholders...................................        (12,957,413)
                                                                                                -------------
                         Net cash used for financing activities...........................        (71,844,163)
                                                                                                -------------
=============================================================================================================
Cash:                    Net increase in cash.............................................             48,219
                         Cash at beginning of period......................................                937
                                                                                                -------------
                         Cash at end of period............................................      $      49,156
                                                                                                =============
=============================================================================================================
Cash Flow                Cash paid for interest...........................................      $   7,182,066
Information:                                                                                    =============
=============================================================================================================

See Notes to Financial Statements.


                                     10 & 11

                             Income Opportunities Fund 1999, Inc., June 30, 1998

FINANCIAL HIGHLIGHTS

                                                                     For the
The following per share data and ratios have been derived          Six Months                   For the Year Ended
from information provided in the financial statements.                Ended                        December 31,
                                                                     June 30,    ----------------------------------------------
Increase (Decrease) in Net Asset Value:                               1998+        1997+        1996+        1995        1994
===============================================================================================================================
Per Share
Operating
Performance:

Net asset value, beginning of period ............................  $   9.89      $   9.69     $   9.50     $   8.22    $   9.32
                                                                   --------      --------     --------     --------    --------
Investment income-net ...........................................       .30           .61          .60          .55         .60
Realized and unrealized gain (loss) on investments-net ..........      (.04)          .16          .09         1.23       (1.11)
                                                                   --------      --------     --------     --------    --------
Total from investment operations ................................       .26           .77          .69         1.78        (.51)
                                                                   --------      --------     --------     --------    --------
Less dividends from investment income-net .......................      (.25)         (.57)        (.50)        (.50)       (.59)
                                                                   --------      --------     --------     --------    --------
Net asset value, end of period ..................................  $   9.90      $   9.89     $   9.69     $   9.50    $   8.22
                                                                   ========      ========     ========     ========    ========
Market price per share, end of period ...........................  $  9.625      $ 9.5625     $   9.00     $   8.25    $  7.375
                                                                   ========      ========     ========     ========    ========
===============================================================================================================================
Total Investment
Return:**

Based on market price per share .................................      3.28%++      12.90%       15.53%       19.00%      (9.18%)
                                                                   ========      ========     ========     ========    ========
Based on net asset value per share ..............................      2.72%++       8.45%        8.02%       22.94%      (4.97%)
                                                                   ========      ========     ========     ========    ========
===============================================================================================================================
Ratios to Average
Net Assets:

Expenses, excluding interest expense ............................       .51%*         .63%         .65%         .69%        .67%
                                                                   ========      ========     ========     ========    ========
Expenses ........................................................      2.96%*        3.30%        3.36%        3.70%       2.80%
                                                                   ========      ========     ========     ========    ========
Investment income-net ...........................................      6.19%*        6.24%        6.29%        5.98%       6.93%
                                                                   ========      ========     ========     ========    ========
===============================================================================================================================
Supplemental
Data:

Net assets, end of period (in thousands) ........................  $425,350      $424,951     $425,441     $470,683    $439,767
                                                                   ========      ========     ========     ========    ========
Portfolio turnover ..............................................     39.32%        61.65%       60.96%       60.70%      94.71%
                                                                   ========      ========     ========     ========    ========
===============================================================================================================================
Leverage:

Amount of borrowings outstanding, end of period (in thousands)...  $148,831      $207,718     $208,501     $228,654    $217,236
                                                                   ========      ========     ========     ========    ========
Average amount of borrowings outstanding during the
period (in thousands) ...........................................  $181,316      $196,232     $206,923     $226,188    $239,251
                                                                   ========      ========     ========     ========    ========
Average amount of borrowings per share during the period ........  $   4.22      $   4.57     $   4.42     $   4.39    $   4.39
                                                                   ========      ========     ========     ========    ========
===============================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

      + Based on average shares outstanding.
      ++ Aggregate total investment return.

      See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Income Opportunities Fund 1999, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund is anticipated to terminate on or about December 31, 1999. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol IOF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Corporate debt securities, mortgage-backed securities, municipal securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers or by a pricing service approved by the Fund's Board of Directors. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith by and under the direction of the Fund's Board of Directors. Any securities denominated in a currency other than US dollars will be translated into US dollars on the valuation date.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of


                                     12 & 13

                             Income Opportunities Fund 1999, Inc., June 30, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income-- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distri butions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of taxable net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to taxable net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distribution.

(g) Short sales--When the Fund engages in a short-sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the market value of the securities in the segregated account.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.40% of the Fund's average weekly net assets from September 1, 1997 through termination of the Fund.

During the six months ended June 30, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), $1,980 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $239,197,511 and $295,932,062, respectively.

Net realized gains (losses) for the six months ended June 30, 1998 and net unrealized gains (losses) as of June 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                          Realized        Unrealized
                                       Gains (Losses)    Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..............   $ (6,375,275)      $ 12,390,855
Short-term investments .............             --                (40)
Financial futures contracts ........             --             15,125
Options purchased ..................        (16,406)                --
Options written ....................         73,906                 --
                                       ------------       ------------
Total                                  $ (6,317,775)      $ 12,405,940
                                       ============       ============
--------------------------------------------------------------------------------

As of June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $12,390,815, of which $14,069,322 related to appreciated securities and $1,678,507 related to depreciated securities. The aggregate cost of investments at June 30, 1998 for Federal income tax purposes was $558,182,069.

Transactions in call options written for the six months ended June 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                    Nominal Value
                                                     Covered by       Premiums
                                                   Options Written    Received
--------------------------------------------------------------------------------
Outstanding call options written,
at beginning of period .........................             --              --
Options written ................................        620,000       $ 103,594
Options exercised ..............................       (200,000)        (29,688)
Options closed .................................       (270,000)        (48,515)
Options expired ................................       (150,000)        (25,391)
                                                      ---------       ---------
Outstanding call options written,
at end of period ...............................             --       $      --
                                                      =========       =========
--------------------------------------------------------------------------------

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share.

Shares issued and outstanding during the six months ended June 30, 1998 remained constant and during the year ended December 31, 1997 the Fund repurchased 908,800 shares of capital stock at an average market price of $9.10, all of which have been retired.

5. Reverse Repurchase Agreements:

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high grade debt securities having a value at least equal to the repurchase price.

As of June 30, 1998, the Fund had entered into reverse repurchase agreements in the amount of $148,831,250. For the six months ended June 30, 1998, the average amount outstanding was approximately $181,316,000 and the daily weighted average interest rate was 5.79%.

6. Capital Loss Carryforward:

At December 31, 1997, the Fund had a net capital loss carryforward of approximately $19,784,000, of which $12,114,000 expires in 2002 and $7,670,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On July 8, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.045833 per share, payable on July 31, 1998 to shareholders of record as of July 23, 1998.


                                     14 & 15

This report, including the financial information herein, is transmitted to the shareholders of Income Opportunities Fund 1999, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield.


Income Opportunities
Fund 1999, Inc.
Box 9011
Princeton, NJ
08543-9011
                                                                    #16390--6/98

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